Exhibit B

                     FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT is entered into as of the 18th day of April, 2002 by and between HydroChem Holding, Inc., a Delaware corporation (the "Employer"), and B. Tom Carter, Jr., an individual (the "Employee").
RECITALS

A. Employer and Employee entered into a certain Employment Agreement as of December 15, 1993, which as amended by First, Second, Third and Fourth Amendments thereto dated as of January 10, 1995, March 20, 1995, December 9, 1996, and April 9, 1998, respectively, provided the terms of employment of Employee by Employer (the "Agreement").

B. Employer and Employee desire to further amend the Agreement as hereinafter provided.
AGREEMENT

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 6 (d) of the Agreement, as said section was amended by the Second Amendment, is further amended by (i) changing the semi colon to a period after the word "home" in the 14th line of said section, and (ii) deleting in the same line the phrase "provided such move is made on or prior to the four-year anniversary of this Agreement."

2. Section 6 (f) of the Agreement, which was added by the Fourth Amendment, is amended by deleting the phrase "Seven Thousand Dollars ($7,000)" in the third line of said section and substituting the phrase "Twelve Thousand Five Hundred Dollars ($12,500)" in lieu thereof.




                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have duly executed this Fifth Amendment to Employment Agreement as of the year and date first written above.


HydroChem Holding, Inc.


By:  /s/ Kelvin Collard
     ------------------
     Kelvin Collard, Vice President and
     Chief Financial Officer

EMPLOYEE


/s/ B. Tom Carter, Jr.
----------------------
B. Tom Carter, Jr.


     In consideration of the premises and other good and valuable consideration, the undersigned hereby unconditionally guarantees the punctual performance by HydroChem Holding, Inc., of all its duties and obligations under this Fifth Amendment to Employment Agreement.


HydroChem Industrial Services, Inc.


By:  /s/ Kelvin Collard
     ------------------
     Kelvin Collard, Vice President and
     Chief Financial Officer